Principal Funds, Inc.
Supplement dated March 12, 2021
to the Prospectus dated December 31, 2020
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR GLOBAL MULTI-STRATEGY FUND
In the Sub-Advisors section, delete Sound Point Capital Management, LP and replace with the following:

Sound Point Capital Management, LP*

*Allocation has been decreased and is expected to further decrease over time, with no future allocations expected.

MANAGEMENT OF THE FUNDS
In the Sub-Advisor: Sound Point Capital Management, LP section, replace the Fund sentence with the following:
Fund: a portion of Global Multi-Strategy. Sound Point will primarily use the credit/distressed strategy; however, it may use any of the Fund’s investment strategies.*

*Allocation has been decreased and is expected to further decrease over time, with no future allocations expected.

TAX CONSIDERATIONS
After the second paragraph in the section, add the following new paragraph:

A return of capital is a nondividend distribution that is not paid out of the earnings and profits of the Fund. A return of capital distribution is generally not taxed until your investment in the Fund has been recovered. A return of capital reduces your cost basis in the Fund which may increase your tax liability upon the sale of your Fund shares or upon subsequent distributions in respect of your investment in the Fund.